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                                                                      EXHIBIT A




                             INTERCREDITOR AGREEMENT


          This Intercreditor Agreement is made as of _______________, 1995 (this "Agreement"), between [NAME OF LENDER], a ____________________ ("Lender"), and [the Holders of the 14% Debentures (the "Debenture Holders").

                                   WITNESSETH:

          WHEREAS, Rockefeller Center Properties, Inc., a Delaware corporation (the "Company"), and the Lender, as agent and lender, have entered into a Loan Agreement dated as of the date hereof (as amended or replaced pursuant to its terms (including without limitation Section _____ thereof), the "Loan Agreement"), pursuant to which the Lender and the other lenders thereunder (together with their respective successors and assigns, the "Note Holders") have agreed to make loans to the Company in the aggregate principal amount of $___________, such loans to be evidenced by one or more notes (as amended or replaced pursuant to the terms of the Loan Agreement, the "Notes") bearing interest at the rate provided for in the Loan Agreement, including during continuance of an Event of Default thereunder a rate __% per annum in excess of the rate otherwise applicable (interest during an Event of Default to the extent it exceeds the rate otherwise applicable being hereinafter referred to as "Default Interest"); and

          WHEREAS, the Company and Debenture Holders have entered into a Debenture Purchase Agreement dated as of December 18, 1994 (as amended or replaced pursuant to its terms (including without limitation Section _____ thereof), the "Debenture Purchase Agreement"), pursuant to which Debenture Holders (together with its successors and assigns, the "Debenture Holders") has purchased $75,000,000 aggregate principal amount of the Company's 14% Debentures (as amended or replaced pursuant to the terms of the Debenture Purchase Agreement, the "Debentures"); and

          WHEREAS, for value received and in connection with the transactions contemplated by the Loan Agreement and the Debenture Purchase Agreement, the parties hereto desire to enter into this Agreement to determine the priority, as between the Note Holders and the Debenture Holders, of the Notes and the Debentures;


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          NOW, THEREFORE, the Lender and Debenture Holders hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Debenture Purchase Agreement and, if not defined therein, the Loan Agreement. All references herein to "interest" on the Notes (other than Default Interest) shall include interest (other than Default Interest) accruing (a) at the rate otherwise applicable to the Notes subsequent to the occurrence of an Event of Default (including without limitation an Event of Default under Section ____ of the Loan Agreement), whether or not the claim for such interest is allowed or allowable under the Bankruptcy Code (as defined in Section ______ of the Loan Agreement) or any similar law and (b) at the rate otherwise applicable to the Notes on overdue principal or interest (other than Default Interest). "Allowable Amounts" means amounts owing to the Agent and the Note Holders under Section ______ of the Loan Agreement, but only in the event that such amounts represent reimbursement or indemnification for costs, expenses, taxes, losses, liabilities, claims or damages incurred in respect of acts or omissions by the Agent or any Note Holder that are beneficial to the Debenture Holders. Solely for the purpose of this Agreement and notwithstanding any provision of the Loan Agreement, the Debenture Purchase Agreement or the Collateral Trust Agreement to the contrary, (x) payments received by the Note Holders shall be deemed applied (unless otherwise designated by order of a court in the bankruptcy of the Company) first to Allowable Amounts, then to interest (other than Default Interest) on the Notes and then to principal of and premium, if any, on the Notes and (y) payments received by the Debenture Holders shall be deemed applied (unless otherwise designated by order of a court in the bankruptcy of the Company) first to Allowable Expenses, then to interest on the Debentures and then to principal of and premium, if any, on the Debentures. "Allowable Expenses" means amounts owing to Debenture Holders and the Debenture Holders under Section 9.04 of the Debenture Purchase Agreement, but only in the event that such amounts represent reimbursement or indemnification for costs, expenses, taxes, losses, liabilities, claims or damages incurred in respect of acts or omissions by Debenture Holders or any Debenture Holder that are beneficial to the Agent or the Note Holders.

          2. SUBORDINATION. Notwithstanding any provision to the contrary in any of the Loan Documents, Debenture Holders and each Debenture Holder agree by accepting or having accepted a Debenture that all principal of, premium, if any, and interest on the Debentures shall be subordinate


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and junior in right of payment to all principal of, premium, if any, and interest (other than Default Interest) on the Notes and all Allowable Amounts, to the extent set forth below.

               a. PRIORITY IN CERTAIN PROCEEDINGS. In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, or any similar event or proceeding relating to the Company or its assets, then and in any such event the Note Holders shall be entitled to receive payment in full of all principal of, premium, if any, and interest (other than Default Interest) on the Notes and all Allowable Amounts before any amounts shall be paid to Debenture Holders on account of the Debentures, and to that end, each Note Holder shall be entitled to receive, for application to the payment of the Notes held by it (other than payment of Default Interest), any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Debentures in any such case, proceeding, dissolution, liquidation or other winding up or event, pro-rata on the basis of the principal amount of the Notes then outstanding.

               b. EVENTS OF DEFAULT UNDER THE SENIOR LOAN AGREEMENT. In the event and during the continuation of any Event of Default under the Loan Agreement, no direct or indirect payments shall be made to the Debenture Holders on account of the Debentures and all payments owing by the Company on account of any of the Debentures shall be paid instead to the Note Holders until all amounts then due (including by reason of acceleration) in respect of principal of, premium, if any, and interest (other than Default Interest) on the Notes and all Allowable Amounts shall have been paid in full.

          3. PAYMENT TO THE NOTE HOLDERS OF CERTAIN AMOUNTS RECEIVED BY THE DEBENTURE HOLDERS. In the event that, notwithstanding the foregoing, any distribution of assets by the Company or payment by or on behalf of the Company of any kind or character, whether in cash,


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securities or other property, to which the Debenture Holders would be entitled but for the provisions of this Agreement, shall be received by the Debenture Holders before all amounts due in respect of principal of, premium, if any, and interest (other than Default Interest) on the Notes and all Allowable Amounts shall have been paid in full, such distribution or payment shall be held in trust for the benefit of, and shall, immediately upon receipt thereof, be paid over or delivered to each Note Holder for application to the payment of Notes (other than payment of Default Interest) pro-rata on the basis of the principal amount of the Notes then outstanding.

          4.   AUTHORIZATIONS TO THE NOTE HOLDERS.  The Debenture Holders
(x) irrevocably authorize and empower (without imposing any obligation on) the Note Holders to demand, sue for, collect, receive and receipt for all payments and distributions in respect to the Debentures which are required to be paid or delivered to the Note Holders as provided in this Agreement, and to file and prove all claims therefor and take all such other action, in the name of the Debenture Holders or otherwise, as the Note Holders may determine to be necessary or appropriate for the enforcement of this Agreement; and (y) agree to execute and deliver to the Note Holders all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action, as may be requested by the Note Holders in order to enable the Note Holders to enforce all claims upon or in respect of the Debentures.

          5. NO WAIVER. No right of the Note Holders to enforce the provisions contained herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any Note Holder or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, the Loan Agreement, the Notes, the Debenture Purchase Agreement or the Debentures, regardless of any knowledge thereof which any Note Holder may have or be otherwise charged with.

          6. SUBROGATION. Subject to the payment in full of all amounts due in respect of all Notes (other than Default Interest), the Debenture Holders shall be subrogated to the rights of the Note Holders to receive distribution of assets of the Company, or payments by or on behalf of the Company, made on the Notes, until the obligations under the Debentures shall be fully satisfied.


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          7.   BENEFIT OF THIS AGREEMENT.  This Agreement is intended solely to define the relative rights of the Note Holders and the Debenture Holders and the Company and their respective successors and assigns. Nothing contained in this Agreement is intended to or shall impair, as between the Company and the Debenture Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Debenture Holders all amounts due or to become due on or in respect of the Debentures as and when the same shall become due and payable in accordance with the terms thereof, or is intended to or shall affect the relative rights of the Debenture Holders and creditors of the Company other than the Note Holders.

          8. FURTHER ASSURANCES. The Debenture Holders, at their own cost, will take all such further actions, including entering into additional agreements, giving notices to offerees of the Debentures in any public or private offering and taking such further action as the Note Holders may reasonably request in order more fully to carry out the intent and purpose of this Agreement.

          9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          10. AMENDMENT, TERMINATION AND ASSIGNMENT. This Agreement may not be amended, modified or terminated without the prior written consent of each Note Holder or such lesser percent as may be provided in the Loan Agreement. The Note Holders may assign, sell, transfer or offer in any public or private offering any of the Notes from time to time, and any such assignee, purchaser, transferee or holder of a Note shall be entitled to all of the rights of the Note Holders hereunder with respect to the Notes so assigned, sold or otherwise transferred.

          11. AGENT OR TRUSTEE. Any payment to Note Holders provided for herein may be made to any duly authorized agent or trustee on their behalf, and any actions provided for herein to be taken by any Note Holders may be taken by any duly authorized agent or trustee acting on their behalf.

          12. NO PARTNERSHIP. Nothing contained in this Agreement, and no action taken by any party pursuant hereto, is intended to constitute or shall be deemed to constitute two or more parties hereto a partnership, association, joint venture or other common entity.


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          13.  COUNTERPARTS; EFFECTIVENESS.  This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement. This Agreement shall become effective only upon the execution and delivery of the Loan Agreement and the closing of the transactions contemplated thereby.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                [NAME OF LENDER]


                                By:
                                ----------------------------
                                Name:
                                Title:


                                Name of Debenture Holder




The Company hereby acknowledges
and accepts notice of the foregoing
Intercreditor Agreement and agrees to
recognize the rights of the Note Holders provided therein and to make payments as provided therein.

Rockefeller Center Properties, Inc.



By:
   -------------------------
   Name:
   Title:


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